                             AMERICAN INCOME FUND, INC.

                                              MRF



SEMIANNUAL REPORT
APRIL 30,
       2002

                                  [LOGO]

[US BANCORP ASSET MANAGEMENT LOGO]


AMERICAN INCOME FUND, INC.


TABLE OF CONTENTS

  1  Fund Overview

  4  Financial Statements and Notes

 12  Investments in Securities


PRIMARY INVESTMENTS: American Income Fund, Inc. (the "Fund") invests in fixed-income securities, primarily in mortgage-backed securities. The Fund also invests in other debt securities, such as collateralized mortgage obligations
(CMOs) and asset-backed securities, high-yield bonds, corporate bonds, and preferred stock. The following outlines the Fund's investment policies.

- The Fund expects generally to invest at least 65% of its assets in investment-grade securities.

-    No more than 35% of the Fund's assets may be held in high-yield issues.

- The Fund is authorized to borrow funds or issue senior securities in amounts not exceeding 33 1/3% of its total assets.

FUND OBJECTIVE: American Income Fund, Inc. is a closed-end investment fund that invests primarily in high-quality, fixed-income securities. The Fund is listed on the New York Stock Exchange with common shares traded under the symbol MRF. The Fund's investment objective is to achieve high monthly income consistent with prudent investment risk; its dividend objective is to distribute monthly income in excess of that attainable from investments in U.S. Treasury securities having the same maturity as the expected average life of the Fund's investments.


AVERAGE ANNUALIZED TOTAL RETURNS
Based on net asset value for the periods ended April 30, 2002

[CHART]

                                                               SINCE INCEPTION
                             ONE YEAR           FIVE YEAR         12/30/1988
                             --------           ---------      ---------------
American Income Fund           6.89%               6.92%             8.35%
Blended Benchmark*             8.12%               6.69%             8.45%


The average annualized total returns for American Income Fund are based on the change in its net asset value (NAV), assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended April 30, 2002, were 11.57%, 7.35%, and 7.72%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the Fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

*The blended benchmark for the American Income Fund is calculated based on the performance of the Lehman Brothers Government/Mortgage Index (75%) and the Lehman Brothers High Yield Index (25%).


               NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

FUND OVERVIEW


FUND MANAGEMENT

CHRIS NEUHARTH, CFA is responsible for the management of the mortgage portion of the Fund. He has 21 years of financial experience.

DOUG HEDBERG, CFA is responsible for the management of the high-yield portion of the Fund. He has 38 years of financial experience.


June 15, 2002

DURING THE SIX-MONTH REPORTING PERIOD FOR AMERICAN INCOME FUND, THE FEDERAL RESERVE ENDED ITS AGGRESSIVE RATE-CUTTING CAMPAIGN THAT BEGAN IN JANUARY 2001. After nine cuts to the Federal Funds Rate earlier in the year, the Fed made two more insurance cuts in November and December of 2001. These moves brought short-term rates to 1.75%, their lowest level in 40 years. As we entered 2002, signs began to emerge that the recession the U.S. economy had been in since March would turn out to be a mild one. As a result, the market began to focus on economic growth and the timing of a tightening in monetary policy by the Fed.

VOLATILITY WAS THE NAME OF THE GAME FOR THE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD. High-yield corporate bonds, which made up about 22% of the Fund's portfolio, began to perform well at the end of 2001 after an extended period of underperformance in that sector. The situation was short-lived, however, as equity market volatility and a meltdown in the telecommunications sector took a toll on the corporate bond sector in early 2002. Mortgage-backed securities, the majority of the Fund's portfolio, suffered at the end of 2001 due to prepayment uncertainty in the mortgage markets and the outlook for potentially higher interest rates. However, as interest rates stabilized in early 2002, and investors sought refuge from more risky sectors of the market, mortgage-backed securities performed extremely well, outpacing all other domestic, high-grade asset classes.

DURING THE SIX-MONTH PERIOD ENDED APRIL 30, 2002, AMERICAN INCOME FUND HAD A TOTAL RETURN OF 2.31% BASED ON ITS NET ASSET VALUE (NAV). By comparison, the Fund outperformed its benchmark, a composite of 75% of the Lehman Brothers Government/Mortgage Index and 25% of the Lehman Brothers High Yield Index, which had a return of 1.74% during the same timeframe.(1) The Fund was able to outperform the benchmark due to three factors. First, its holdings in


PORTFOLIO COMPOSITION
As a percentage of total assets on April 30, 2002

[CHART]


CMO-Private Mortgage-Backed Securities                32%
High-Yield Corporate Bonds                            22%
U.S. Agency Mortgage-Backed Securities                21%
Asset-Backed Securities                               12%
CMO-U.S. Agency Mortgage-Backed Securities             8%
Yankee Obligations                                     2%
Short-Term Securities                                  2%
Other Assets                                           1%


(1) This benchmark consists of the Lehman Brothers Government/Mortgage Index (75%) and the Lehman Brothers High Yield Index (25%). The Lehman Brothers Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. The Lehman Brothers High Yield Index covers the universe of fixed-rate, noninvestment-grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144a securities are also included. These indexes are unmanaged and do not include any fees or expenses in their total return calculations.


AMERICAN INCOME FUND    SEMIANNUAL REPORT 2002
lower-rated, nonagency mortgage-backed securities benefited from a combination of rising housing prices and increased mortgage refinancings in the falling interest-rate environment. Second, the Fund continued to be rewarded for emphasizing higher-quality bonds (BB and B rated) within the high-yield bond sector. And finally, borrowing costs associated with the Fund's use of leverage remained low due to short-term interest rates.

BASED ON ITS MARKET PRICE, AMERICAN INCOME FUND RETURNED 4.87% DURING THE SIX MONTHS ENDED APRIL 30, 2002. The difference between the Fund's net asset value ($9.04) and its market price ($8.60) continued to close from a 7.2% discount on October 31, 2001, to a 4.9% discount as of April 30, 2002. In general, we believe this Fund's market price performance is benefiting, along with other closed-end bond funds, as investors search for more stable investment choices and better values in the bond market. As always, past performance is no guarantee of future results, and the Fund's NAV and market price will fluctuate.(2)

THE FUND WAS ABLE TO INCREASE ITS MONTHLY DIVIDEND AMOUNT TO 5.75 CENTS PER SHARE IN DECEMBER 2001. During the six-month period the Fund paid out 34.25 cents per share in dividends. The Fund's new monthly dividend amount resulted in an annualized distribution rate of 7.97% based on the April 30 market price. As we stated in the Fund's last annual report, our dividend strategy is to pay out income based on what the Fund earns without depleting its principal. Please keep in mind that the Fund's distribution rate is subject to fluctuations.

THE FUND'S INCOME LEVEL CONTINUED TO BENEFIT FROM OUR USE OF BORROWING, ALSO KNOWN AS LEVERAGE. The low level of short-term interest rates allowed us to borrow money at decreased costs and invest that money in higher-yielding investments. Although this strategy should result in a more competitive dividend yield for shareholders, it does increase the risk that the value of these investments will go down when rates rise again, resulting in a lower NAV for the Fund.

FROM AN ASSET ALLOCATION STANDPOINT, WE INCREASED THE FUND'S HOLDINGS IN HIGH-YIELD BONDS DURING THE PERIOD AS THE OUTLOOK FOR AN ECONOMIC RECOVERY IMPROVED. Within the high-yield bond portion, we continued to underweight industrial areas of the market such as metals, mining, paper, steel, and chemicals. However, we slightly overweighted consumer areas, including casinos and restaurants, as consumers continued to do well even through the recent mild recession. In the



(2) All returns assume reinvestment of distributions at prices pursuant to the fund's dividend reinvestment plan. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

mortgage-backed portion of the portfolio, we maintained approximately a 50/50 split between agency and private mortgage-backed securities.

OUR OUTLOOK FOR THE BALANCE OF 2002 CALLS FOR A CONTINUED ECONOMIC RECOVERY, ALBEIT A TEPID ONE. Some concerns continue to hang over the markets including stock market volatility, corporate earnings shortfalls, credit downgrades, and geopolitical uncertainty. We believe inflation will remain subdued and that the Federal Reserve will not need to begin tightening monetary policy by raising the Federal Funds Rate until late in the year. We continue to increase the Fund's exposure to high-yield bonds in light of the economic recovery and will probably end up at approximately 30% in that sector. High-yield bonds tend to perform well as the economy improves and investors regain confidence in more risky areas of the market. Within the mortgage sector, we hope to reduce the downside risk brought on by higher interest rates by increasing our allocation to securities with stable cash flows such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities, and asset-backed securities. Finally, we will continue to keep the Fund's duration neutral to slightly short of its benchmark, which would be at the shorter end of the three- to five-year range for the Fund.

AS ALWAYS, WE APPRECIATE YOUR CONFIDENCE IN THE FUND'S MANAGEMENT TEAM DURING THESE UNCERTAIN TIMES. We will continue to closely monitor the economic recovery in 2002 in an attempt to maximize the Fund's objectives of paying high monthly income consistent with prudent investment risk. If you have any questions about American Income Fund or need assistance with your other investments, please call us at 800-677-FUND.



Sincerely,


/s/ Mark Jordahl


Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management, Inc.

               FINANCIAL STATEMENTS (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  April 30, 2002
.................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $111,818,700
Cash in bank on demand deposit  ............................          18,399
Receivable for securities sold  ............................         204,242
Accrued interest receivable  ...............................       1,159,236
Other assets  ..............................................           1,383
                                                                ------------
  Total assets  ............................................     113,201,960
                                                                ------------

LIABILITIES:
Payable for securities purchased  ..........................         991,323
Reverse repurchase agreement payable (note 2)  .............      26,578,278
Accrued interest expense  ..................................          84,236
Accrued investment management fee  .........................          46,937
Accrued administrative fee  ................................           7,221
Accrued dividend payable  ..................................             730
Other accrued expenses  ....................................          28,700
                                                                ------------
  Total liabilities  .......................................      27,737,425
                                                                ------------
  Net assets applicable to outstanding capital stock  ......    $ 85,464,535
                                                                ============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............    $108,173,667
Undistributed net investment income  .......................          15,894
Accumulated net realized loss on investments  ..............     (25,320,713)
Unrealized appreciation of investments  ....................       2,595,687
                                                                ------------

  Total--representing net assets applicable to capital
    stock  .................................................    $ 85,464,535
                                                                ============

  *Investments in securities at identified cost  ...........    $109,223,013
                                                                ============

NET ASSET VALUE AND MARKET PRICE:
Net assets  ................................................    $ 85,464,535
Shares outstanding (authorized 200 million shares of $0.01
  par value)  ..............................................       9,454,221
Net asset value per share  .................................    $       9.04
Market price per share  ....................................    $       8.60

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                4  2002 Semiannual Report - American Income Fund

                     Financial Statements (Unaudited) continued
--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS  For the Six Months Ended
                      April 30, 2002
.................................................................................

INCOME:
Interest (net of interest expense of $442,560)  ............    $ 3,739,813
                                                                -----------

EXPENSES (NOTE 3):
Investment management fee  .................................        275,950
Administrative fee  ........................................         42,454
Custodian and accounting fees  .............................         28,716
Transfer agent fees  .......................................         18,328
Reports to shareholders  ...................................         10,000
Directors' fees  ...........................................          3,325
Audit and legal fees  ......................................          5,751
Other expenses  ............................................         47,405
                                                                -----------
  Total expenses  ..........................................        431,929
                                                                -----------

  Net investment income  ...................................      3,307,884
                                                                -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 (NOTE 4):
Net realized loss on investments in securities  ............     (2,299,719)
Net change in unrealized appreciation or depreciation of
  investments  .............................................        773,510
                                                                -----------

  Net loss on investments  .................................     (1,526,209)
                                                                -----------

    Net increase in net assets resulting from
      operations  ..........................................    $ 1,781,675
                                                                ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                5  2002 Semiannual Report - American Income Fund

                     Financial Statements (Unaudited) continued
--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS  For the Six Months Ended
                      April 30, 2002
.................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income  ...........................................    $  3,739,813
Net expenses  ..............................................        (431,929)
                                                                ------------
  Net investment income  ...................................       3,307,884
                                                                ------------

Adjustments to reconcile net investment income to net cash
 provided by operating activities:
  Change in accrued interest receivable  ...................         131,484
  Net amortization of bond discount and premium  ...........         (61,599)
  Change in accrued fees and expenses  .....................         (17,233)
  Change in other assets  ..................................          (1,383)
                                                                ------------
    Total adjustments  .....................................          51,269
                                                                ------------

    Net cash provided by operating activities  .............       3,359,153
                                                                ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments  ........................      35,860,249
Purchases of investments  ..................................     (31,596,362)
Net sales of short-term securities  ........................       1,797,691
                                                                ------------

    Net cash provided by investing activities  .............       6,061,578
                                                                ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements  ...........      (6,164,403)
Distributions paid to shareholders  ........................      (3,237,929)
                                                                ------------

    Net cash used by financing activities  .................      (9,402,332)
                                                                ------------
Net increase in cash  ......................................          18,399
Cash at beginning of year  .................................              --
                                                                ------------

    Cash at end of year  ...................................    $     18,399
                                                                ============

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements  ............................................    $    476,406
                                                                ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                6  2002 Semiannual Report - American Income Fund

                     Financial Statements (Unaudited) continued
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                                                 SIX MONTHS
                                                                   ENDED
                                                                  4/30/02          YEAR ENDED
                                                                (UNAUDITED)         10/31/01
                                                              ----------------  -----------------
OPERATIONS:
Net investment income  .....................................    $ 3,307,884       $  6,967,036
Net realized loss on investments in securities  ............     (2,299,719)          (662,186)
Net change in unrealized appreciation or depreciation of
  investments  .............................................        773,510          3,453,334
                                                                -----------       ------------

  Net increase in net assets resulting from operations  ....      1,781,675          9,758,184
                                                                -----------       ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................     (3,238,071)        (6,225,714)
From tax return of capital  ................................             --           (262,245)
                                                                -----------       ------------
  Total distributions  .....................................     (3,238,071)        (6,487,959)
                                                                -----------       ------------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....             --        (21,555,622)
                                                                -----------       ------------
  Total decrease in net assets  ............................     (1,456,396)       (18,285,397)

Net assets at beginning of year  ...........................     86,920,931        105,206,328
                                                                -----------       ------------

Net assets at end of year  .................................    $85,464,535       $ 86,920,931
                                                                ===========       ============

Undistributed (distributions in excess of) net investment
  income  ..................................................    $    15,894       $    (53,919)
                                                                ===========       ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                7  2002 Semiannual Report - American Income Fund

               NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
.............................
                      American Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. Fund shares are listed on the New York Stock Exchange under the symbol MRF.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
.............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the Fund's board of directors in good faith at "fair value," that is, a price that the Fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed-income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the Fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the Fund and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the six months ended April 30, 2002, the weighted average borrowings outstanding were $30,185,531 and the weighted average interest rate was 2.62%.

                      REPURCHASE AGREEMENTS
                      The Fund may enter into repurchase agreements with certain broker-dealers, which are secured by U.S. government or agency obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default.

--------------------------------------------------------------------------------

                8  2002 Semiannual Report - American Income Fund

                 Notes to Financial Statements (Unaudited) continued
--------------------------------------------------------------------------------

                      FUTURES TRANSACTIONS
                      In order to gain exposure to or protect against changes in the market, the Fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                      Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. The Fund held no futures contracts at April 30, 2002.

                      MORTGAGE DOLLAR ROLLS
                      The Fund may enter into mortgage dollar rolls in which the Fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the Fund receives negotiated fees. For the six months ended April 30, 2002, there were no such fees earned by the Fund.

                      FEDERAL TAXES
                      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of the timing of recognition of income on certain collateralized mortgage-backed securities. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Distributions that exceed the net investment income or net realized gains recorded on a tax basis are presented as a "tax return of capital" in the statements of changes in net assets and the financial highlights. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the Fund's dividend reinvestment plan, reinvested in additional shares of the Fund's capital stock.

(3) EXPENSES
.............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      Pursuant to an investment advisory agreement (the "Agreement"), U.S. Bancorp Asset Management, Inc. (the "Advisor"), a subsidiary of U.S. Bank National Association ("U.S. Bank")
--------------------------------------------------------------------------------

                9  2002 Semiannual Report - American Income Fund

                 Notes to Financial Statements (Unaudited) continued
--------------------------------------------------------------------------------
                      and the successor to First American Asset Management, manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides the Advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.65% of average weekly net assets. For its fee, the Advisor provides investment advice and conducts the management and investment activity of the Fund.

                      Pursuant to an administration agreement, U.S. Bank provides administrative services to the Fund. The administration agreement provides the administrator with a monthly fee based on an annualized rate of 0.10% of the Fund's average weekly net assets. For its fee, the administrator provides reporting, regulatory, and record-keeping services for the Fund.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management and administrative fees, the Fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing, and accounting services; insurance; interest; fees to outside parties retained to assist in conducting due diligence; taxes; and other miscellaneous expenses.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
.............................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended April 30, 2002, aggregated $32,769,201 and $35,772,038, respectively.

(5) CAPITAL LOSS
    CARRYOVER
.............................
                      For federal income tax purposes, the Fund had capital loss carryovers at October 31, 2001, which, if not offset by subsequent capital gains, will expire on the Fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

    CAPITAL
 LOSS CARRYOVER  EXPIRATION
 --------------  ----------
  $11,955,561        2003
    1,699,165        2004
    1,155,089        2006
    2,573,283        2007
    4,931,683        2008
      662,186        2009
  -----------
  $22,976,967
  ===========

(6) REPURCHASE OFFER
.............................
                      During the last fiscal year, the fund completed an offer to shareholders to repurchase up to 20% of its outstanding shares at net asset value. The deadline for submitting shares for repurchase was 5:00 p.m. Eastern Time on April 10, 2001. The repurchase price was determined on April 19, 2001, at the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern Time). The percentage of outstanding shares repurchased, the number of shares repurchased, the repurchase price per share (net asset value less two cents per share repurchase fee) and proceeds paid on April 23, 2001, by the fund were as follows:

 PERCENTAGE     SHARES     REPURCHASE    PROCEEDS
 REPURCHASED  REPURCHASED    PRICE         PAID
 -----------  -----------  ----------  -------------
       20%     2,363,555     $9.10      $21,508,351

--------------------------------------------------------------------------------

               10  2002 Semiannual Report - American Income Fund

                      NOTES TO FINANCIAL STATEMENTS (UNAUDITED) continued
--------------------------------------------------------------------------------

(7) FINANCIAL
HIGHLIGHTS
.............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN INCOME FUND

                                          Six Months
                                             Ended                   Year Ended October 31,
                                            4/30/02      -----------------------------------------------
                                          (Unaudited)     2001   2000 (D)    1999        1998      1997
                                          -----------    ------  --------  ---------    ------    ------
PER-SHARE DATA
Net asset value, beginning
  of period ............................    $ 9.19       $ 8.90   $ 9.23    $ 9.94      $10.27    $10.06
                                            ------       ------   ------    ------      ------    ------
Operations:
  Net investment income ................      0.35         0.65     0.68      0.65        0.64      0.82
  Net realized and unrealized gains
    (losses) on investments ............     (0.16)        0.26    (0.29)    (0.64)      (0.20)     0.23
                                            ------       ------   ------    ------      ------    ------
    Total from operations ..............      0.19         0.91     0.39      0.01        0.44      1.05
                                            ------       ------   ------    ------      ------    ------
Distributions to shareholders:
  From net investment income ...........     (0.34)       (0.59)   (0.67)    (0.70)      (0.71)    (0.84)
  Tax return of capital ................        --        (0.03)   (0.05)    (0.02)      (0.06)       --
                                            ------       ------   ------    ------      ------    ------
    Total distributions ................     (0.34)       (0.62)   (0.72)    (0.72)      (0.77)    (0.84)
                                            ------       ------   ------    ------      ------    ------
Net asset value, end of period .........    $ 9.04       $ 9.19   $ 8.90    $ 9.23      $ 9.94    $10.27
                                            ======       ======   ======    ======      ======    ======
Market value, end of period ............    $ 8.60       $ 8.53   $ 8.06    $ 9.94      $10.27    $10.06
                                            ======       ======   ======    ======      ======    ======
SELECTED INFORMATION
Total return, net asset value (A) ......      2.31%       10.96%    5.97%     1.28%       5.22%    11.65%
Total return, market value (B) .........      4.87%       13.69%   17.20%    (3.68)%     (0.74)%   13.92%
Net assets at end of period
  (in millions) ........................    $   85       $   87   $  105    $  109      $  117    $  121
Ratio of expenses to average net assets
  including interest expense ...........      2.06%(E)     2.06%    1.59%     2.54%       3.29%     2.78%
Ratio of expenses to average net assets
  excluding interest expense ...........      1.02%(E)     0.89%    1.06%     1.06%       1.02%     1.08%
Ratio of net investment income to
  average weekly net assets ............      7.79%(E)     7.37%    7.52%     6.73%       6.39%     8.19%
Portfolio turnover rate (excluding
  short-term securities) ...............        29%          82%      65%       99%         80%       71%
Amount of borrowings outstanding at end
  of period (in millions) ..............    $   27       $   33   $   --    $   25      $   54    $   49
Per-share amount of borrowings
  outstanding at end of period .........    $ 2.81       $ 3.46   $   --    $ 2.10      $ 4.57    $ 4.17
Per-share amount of net assets,
  excluding borrowings, at end
  of period ............................    $11.85       $12.66   $ 8.90    $11.33      $14.51    $14.43
Asset coverage ratio (C) ...............       422%         366%     N/A       539%        317%      346%

(A)  ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(B) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(C) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(D) EFFECTIVE OCTOBER 24, 2000, THE ADVISOR WAS CHANGED FROM MENTOR INVESTMENT ADVISORS, A WHOLLY-OWNED SUBSIDIARY OF FIRST UNION CORPORATION, TO U.S. BANK NATIONAL ASSOCIATION, ACTING THROUGH ITS SUBSIDIARY, U.S. BANCORP ASSET MANAGEMENT, INC.
(E)  ANNUALIZED.

--------------------------------------------------------------------------------

               11  2002 Semiannual Report - American Income Fund

                     INVESTMENTS IN SECURITIES (Unaudited)
--------------------------------------------------------------------------------

AMERICAN INCOME FUND                                              April 30, 2002
 .......................................................................................

                                                                               Market
Description of Security                                     Par Value        Value (A)
---------------------------------------------------------  ------------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (27.8%)
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (27.8%)
    FIXED RATE (25.9%)
      FHLMC Gold Pool
        7.00%, 12/1/14, #E00766 (H)......................  $    827,067     $    865,136
      FHLMC Pool
        10.75%, 9/1/09, #160089..........................       119,415          132,106
        9.50%, 12/1/09, #300119 (H)......................       641,577          692,346
      FNMA Pool
        6.00%, 12/1/13, #190179 (H)......................     2,159,638        2,165,423
        7.50%, 4/1/15, #534888...........................     1,021,165        1,078,629
        7.50%, 5/1/15, #537440...........................       818,033          864,066
        6.00%, 5/1/29, #323702 (H).......................     4,172,110        4,154,650
        7.00%, 8/1/29, #510487 (H).......................     2,742,502        2,835,601
        6.50%, 5/1/31, #540814 (H).......................     2,420,525        2,452,661
        7.00%. 3/1/32, #635970...........................     1,498,622        1,547,748
      GNMA Pool
        7.00%, 12/15/08, #780388 (H).....................     1,401,591        1,485,015
        11.50%, 5/15/13, #63292..........................        21,702           25,076
        11.50%, 6/15/19, #274352.........................        29,754           34,441
        7.00%, 4/15/24, #376467 (H)......................     1,597,461        1,661,789
        7.50%, 12/15/30, #535621 (H).....................     2,005,982        2,105,126
                                                                            ------------
                                                                              22,099,813
                                                                            ------------
    ADJUSTABLE RATE (F) (1.9%)
      FHLMC Pool
        6.82%, 9/1/18, #605911...........................           589              606
      FNMA Pool
        6.18%. 7/1/27, #70179............................         8,746            8,990
      GNMA Pool
        7.63%, 12/20/22, #8096 (H).......................     1,579,396        1,638,050
                                                                            ------------
                                                                               1,647,646
                                                                            ------------

        Total U.S. Government and Agency Securities......                     23,747,459
                                                                            ------------
CMO--U.S. AGENCY MORTGAGE-BACKED SECURITIES (10.5%)
    Z-BOND (E) (2.3%)
      GNMA
        Series 2001-8, Class Z
          6.50%, 3/20/31.................................     2,145,503        1,984,401
                                                                            ------------
    FIXED RATE (8.2%)
      FHLMC
        Series 1647, Class B
          6.50%, 11/15/08................................     1,559,623        1,600,198
      FNMA
        Series 2002-W1, Class 2A
          7.50%, 2/25/42.................................     1,732,927        1,842,318
      GNMA
        Series 2001-61, Class ED
          6.00%, 12/16/31................................     2,000,000        1,948,199
      GNMA REMIC
        Series 1999-22, Class BD
          7.00%, 5/21/25.................................     1,500,000        1,572,167
                                                                            ------------
                                                                               6,962,882
                                                                            ------------

        Total CMO--U.S. Agency Mortgage-Backed
          Securities.....................................                      8,947,283
                                                                            ------------

                                                                               Market
Description of Security                                     Par Value        Value (A)
---------------------------------------------------------  ------------     ------------
CMO--PRIVATE MORTGAGE-BACKED SECURITIES (42.6%)
    FIXED RATE (40.2%)
      BA Mortgage Securities
        Series 1998-3, Class 2B2
          6.50%, 7/25/13.................................  $    253,442     $    249,814
        Series 1998-4, Class 2B2
          6.50%, 8/25/13.................................       268,857          264,624
      Countrywide Funding
        Series 1993-8, Class A6
          7.00%, 12/25/23................................       744,072          752,185
      First Nationwide Trust
        Series 2001-3, Class 2A1
          8.21%, 1/25/23.................................     2,382,036        2,483,644
      GE Capital Mortgage Services
        Series 1993-18, Class B-1
          6.00%, 2/25/09.................................     1,009,810        1,019,368
        Series 1997-13, Class M
          6.75%, 12/25/12................................     1,600,488        1,647,358
        Series 1998-1, Class M
          6.75%, 1/25/13.................................       604,724          621,992
        Series 1994-6, Class A9
          6.50%, 9/25/22 (H).............................     1,849,030        1,886,445
      GS Mortgage Securities
        Series 2001-2, Class A
          7.50%, 6/19/32 (C).............................     1,742,440        1,840,992
      HSBC Mortgage Loan Trust
        Series 2000-HSB1, Class A3
          7.11%, 12/16/30................................       668,239          674,850
      IMPAC Secured Assets CMN Owner Trust
        Series 2000-5, Class A2
          6.73%, 8/25/26.................................     2,098,883        2,106,753
      Norwest Asset Securities
        Series 1996-2, Class M
          7.00%, 9/25/11.................................     1,248,470        1,289,975
        Series 1997-7, Class M
          7.00%, 5/25/27.................................     1,504,669        1,554,210
        Series 1998-2, Class M
          6.50%, 2/25/28.................................     1,139,001        1,148,723
      Prudential Home Mortgage Securities
        Series 1993-27, Class M
          7.50%, 5/25/23 (H).............................     1,680,151        1,707,530
        Series 1993-18, Class M
          7.00%, 6/25/23.................................       495,684          498,363
        Series 1993-22, Class M
          7.00%, 7/25/23 (H).............................     2,515,697        2,598,225
        Series 1994-29, Class M
          7.00%, 10/25/24................................     2,327,987        2,416,602
        Series 1995-5, Class M
          7.25%, 9/25/25.................................     2,032,031        2,093,998
        Series 1995-5, Class B1
          7.25%, 9/25/25 (C).............................     2,098,869        2,163,063
        Series 1995-7, Class B
          7.00%, 11/25/25 (C)............................     1,568,465        1,608,971
        Series 1996-4, Class B1
          6.50%, 4/25/26.................................       504,558          511,836
      Residential Funding Mortgage Security I
        Series 2001-S21, Class M3
          6.25%, 9/25/16.................................       447,711          423,349
      Washington Mutual
        Series 1999 WM2, Class 2A
          7.00%, 11/19/14 (H)............................     1,133,819        1,179,676

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.
--------------------------------------------------------------------------------

               12  2002 Semiannual Report - American Income Fund

                INVESTMENTS IN SECURITIES (Unaudited) continued
--------------------------------------------------------------------------------

AMERICAN INCOME FUND
(CONTINUED)

                                                                               Market
Description of Security                                     Par Value        Value (A)
---------------------------------------------------------  ------------     ------------
        Series 2001-AR4, Class B4
          5.79%, 1/25/23.................................  $  1,421,000     $  1,140,797
      Wells Fargo Mortgage-Backed Securities Trust,
        Series 2001-23, Class B3
          6.25%, 10/25/16................................       488,742          462,274
                                                                            ------------
                                                                              34,345,617
                                                                            ------------
    ADJUSTABLE RATE (2.4%)
      California Federal Bank Los Angeles
        Series 1991-CI2, Class A
          6.15%, 7/15/21 (G).............................       122,395          120,177
      DLJ ABS Trust
        Series 2000-5, Class M1
          2.41%, 9/25/30 (B).............................     2,000,000        1,972,590
                                                                            ------------
                                                                               2,092,767
                                                                            ------------

        Total CMO--Private Mortgage-Backed Securities....                     36,438,384
                                                                            ------------
HIGH YIELD CORPORATE BONDS (29.0%)
    AEROSPACE (0.6%)
      BE Aerospace,
        Callable 11/1/03 @ 104.75
          9.50%, 11/1/08.................................       500,000          492,500
                                                                            ------------
    CABLE TELEVISION (2.9%)
      Century Communications
        9.50%, 3/1/05....................................       476,000          440,895
      Charter Communications,
        Callable 4/1/04 @ 104.31
          8.625%, 4/1/09.................................       500,000          448,750
      CSC Holdings, Series B
          7.625%, 4/1/11.................................       500,000          469,110
      Echostar DBS,
        Callable 1/15/06 @ 104.56
          9.125%, 1/15/09 (C)............................       500,000          517,500
      Paxson Communications,
        Callable 1/15/06 @ 106.12
          12.125%, 1/15/09 (B) (C).......................       750,000          560,625
                                                                            ------------
                                                                               2,436,880
                                                                            ------------
    CHEMICALS AND PLASTICS (1.1%)
      Applied Extrusion,
        Callable 7/1/06 @ 105.37
          10.750%, 7/1/11 (C)............................       500,000          482,500
      Lyondell Chemical,
        Callable 5/1/04 @ 105.44
          10.875%, 5/1/09................................       500,000          473,750
                                                                            ------------
                                                                                 956,250
                                                                            ------------
    CONSUMER PRODUCTS (1.2%)
      Playtex Family Products,
        Callable 6/1/06 @ 104.69
          9.375%, 6/1/11.................................       500,000          534,375
      Simmons, Series B,
        Callable 3/15/04 @ 105.12
          10.25%, 3/15/09................................       500,000          526,875
                                                                            ------------
                                                                               1,061,250
                                                                            ------------

                                                                               Market
Description of Security                                     Par Value        Value (A)
---------------------------------------------------------  ------------     ------------
    ENERGY (2.7%)
      Ocean Energy, Series B,
        Callable 7/1/03 @ 104.19
          8.375%, 7/1/08.................................  $    500,000     $    526,250
      Parker Drilling, Series D,
        Callable 7/01/02 @ 104.88
          9.75%, 11/15/06................................       500,000          516,250
      Pride Petroleum Services,
        Callable 5/1/02 @ 104.69
          9.375%, 5/1/07.................................       650,000          683,312
      Swift Energy,
        Callable 8/1/04 @ 105.12
          10.25%, 8/1/09.................................       600,000          621,750
                                                                            ------------
                                                                               2,347,562
                                                                            ------------
    FINANCE (0.6%)
      Sovereign Bancorp
        10.50%, 11/15/06.................................       500,000          548,750
                                                                            ------------
    FOOD AND BEVERAGE (1.8%)
      Dominos, Series B,
        Callable 1/15/04 @ 105.19
          10.375%, 1/15/09...............................       500,000          538,750
      Fleming, Series B,
        Callable 7/31/02 @ 105.31
          10.625%, 7/31/07...............................       500,000          516,250
      Ingles Markets,
        Callable 12/1/06 @ 104.44
          8.875%, 12/1/11................................       500,000          505,000
                                                                            ------------
                                                                               1,560,000
                                                                            ------------
    GAMING (2.4%)
      Coast Hotels and Casinos
          9.50%, 4/1/09..................................       400,000          425,500
      Isle of Capri Casinos,
        Callable 4/15/04 @ 104.38
          8.75%, 4/15/09.................................       600,000          618,000
      Park Place Entertainment
          7.875%, 12/15/05...............................       500,000          510,000
      Resort International Hotel & Casino,
        Callable 3/15/07 @ 106.00
          11.500%, 3/15/09 (C)...........................       500,000          488,750
                                                                            ------------
                                                                               2,042,250
                                                                            ------------
    HEALTHCARE (0.9%)
      Lifepoint Hospitals Holdings, Series B,
        Callable 5/15/04 @ 105.37
          10.75%, 5/15/09................................       200,000          233,750
      Triad Hospitals, Series B,
        Callable 5/15/04 @ 105.50
          11.00%, 5/15/09................................       500,000          563,750
                                                                            ------------
                                                                                 797,500
                                                                            ------------
    HOTELS (1.2%)
      Florida Panthers Holdings,
        Callable 4/15/04 @ 104.94
          9.875%, 8/15/09................................       500,000          530,000
      HMH Properties, Series B
          7.875%, 8/1/08.................................       500,000          493,750
                                                                            ------------
                                                                               1,023,750
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

               13  2002 Semiannual Report - American Income Fund

                INVESTMENTS IN SECURITIES (Unaudited) continued
--------------------------------------------------------------------------------

AMERICAN INCOME FUND
(CONTINUED)

                                                                               Market
Description of Security                                     Par Value        Value (A)
---------------------------------------------------------  ------------     ------------
    MANUFACTURING (4.3%)
      AK Steel,
        Callable 12/15/01 @ 104.56
          9.125%, 12/15/06...............................  $    500,000     $    522,500
      American Axle & Manufacturing,
        Callable 3/1/04 @ 104.87
          9.75%, 3/1/09..................................       500,000          541,250
      American Standard
          7.375%, 4/15/05................................       500,000          513,125
      Owens-Brockway Glass Container,
        Callable 2/15/06 @ 104.44
          8.875%, 2/15/09 (C)............................       500,000          518,750
      Schuler Homes,
        Callable 7/15/05 @ 104.69
          9.375%, 7/15/09 (C)............................       500,000          520,000
      Sequa
        9.00%, 8/1/09....................................       500,000          517,500
      WCI Communities,
        Callable 5/1/07 @ 104.56
          9.125%, 5/1/12 (C).............................       500,000          505,000
                                                                            ------------
                                                                               3,638,125
                                                                            ------------
    SERVICES (4.8%)
      Allied Waste, Series B,
        Callable 8/1/04 @ 105.00
          10.00%, 8/1/09.................................       500,000          516,250
      Autonation
          9.00%, 8/1/2008 (C)............................       500,000          533,750
      Bally Total Fitness, Series D,
        Callable 10/15/02 @ 104.94
          9.875%, 10/15/07...............................       500,000          508,750
      Premier Parks,
        Callable 4/1/03 @ 105.00
          10.00%, 4/1/08 (B).............................       500,000          492,500
      Sbarro,
        Callable 9/15/04 @ 105.50
          11.00%, 9/15/09................................       500,000          517,500
      Service Corp International
          6.00%, 12/15/05................................       500,000          451,875
      United Rentals, Series B,
        Callable 1/15/04 @ 104.63
          9.25%, 1/15/09.................................       500,000          515,000
      Weight Watchers,
        Callable 10/1/04 @ 106.50
          13.00%, 10/1/09................................       500,000          585,625
                                                                            ------------
                                                                               4,121,250
                                                                            ------------
    TECHNOLOGY (0.6%)
      Fisher Scientific
          9.00%, 2/1/08..................................       500,000          522,500
                                                                            ------------
    TELECOMMUNICATIONS (1.5%)
      Allegiance Telecom,
        Callable 5/15/03 @ 106.44
          12.875%, 5/15/08...............................       500,000          127,500
      Crown Castle
          10.75%, 8/1/11.................................       500,000          462,500
      Intermedia Communications, Series B,
        Callable 6/1/03 @ 104.30
          8.60%, 6/1/08..................................       570,000          413,250

                                                                               Market
Description of Security                                     Par Value        Value (A)
---------------------------------------------------------  ------------     ------------
      Time Warner Telecom LLC,
        Callable 7/15/03 @ 104.87
          9.75%, 7/15/08.................................  $    500,000     $    277,900
                                                                            ------------
                                                                               1,281,150
                                                                            ------------
    TRANSPORTATION (0.6%)
      Northwest Airlines
          9.875%, 3/15/07................................       500,000          488,750
                                                                            ------------
    UTILITIES (1.8%)
      AES
          9.375%, 9/15/10................................       500,000          417,500
      CMS Energy
          8.90%, 7/15/08.................................       500,000          525,988
      Mission Energy
          13.50%, 7/15/08................................       500,000          551,250
                                                                            ------------
                                                                               1,494,738
                                                                            ------------

        Total High Yield Corporate Bonds.................                     24,813,205
                                                                            ------------
YANKEE OBLIGATIONS (2.3%)
      Rogers Cablesystems, Series B
          10.00%, 3/15/05................................       750,000          806,250
      Rogers Cantel,
        Callable 10/1/02 @ 104.40
          8.80%, 10/1/07.................................       500,000          460,000
      Royal Caribbean Cruises
          8.25%, 4/1/05..................................       500,000          495,377
      Telewest PLC,
        Callable 7/01/02 @ 100.00
          11.00%,10/1/07 (B).............................       400,000          218,000
      Worldwide Fiber,
        Callable 8/1/04 @ 106.00
          12.00%, 8/1/09 (C).............................       450,000            2,250
                                                                            ------------

        Total Yankee Obligations.........................                      1,981,877
                                                                            ------------
ASSET-BACKED SECURITIES (16.0%)
    COMMERCIAL (4.3%)
      GMAC Commercial Mortgage Securities
        Series 1998, Class A2
          6.42%, 8/15/08.................................     1,350,000        1,411,546
      Morgan Stanley Capital
        Series 1999 RMI, Class A2
          6.71%, 12/15/31................................     1,000,000        1,058,829
        Series 1999 FNV1, Class A1
          6.12%, 3/15/31.................................     1,157,049        1,201,215
                                                                            ------------
                                                                               3,671,590
                                                                            ------------
    HOME EQUITY (7.8%)
      Advanta Mortgage Loan Trust
        Series 1993-3, Class A
          5.55%, 1/25/25.................................       403,801          402,653
      Contimortgage Home Equity Loan Trust
        Series 1994-3, Class A4
          0.13%, 3/15/14 (B) (D) (G).....................     8,563,350            4,710
      Corestates Home Equity Trust
        Series 1994-1, Class A
          6.65%, 5/15/09.................................       905,462          923,783
      GRMT Mortgage Loan Trust
        Series 2001-1A, Class B
          10.50%, 7/20/31 (B)............................     1,500,000        1,383,750

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

               14  2002 Semiannual Report - American Income Fund

                INVESTMENTS IN SECURITIES (Unaudited) continued
--------------------------------------------------------------------------------

AMERICAN INCOME FUND
(CONTINUED)

                                                             Shares/           Market
Description of Security                                     Par Value        Value (A)
---------------------------------------------------------  ------------     ------------
      Green Tree Financial
        Series 1997-A, Class HEM2
          7.90%, 3/15/28.................................  $  1,394,000     $  1,479,114
        Series 1998-D, Class HEM1
          6.71%, 8/15/29.................................     2,396,294        2,501,918
                                                                            ------------
                                                                               6,695,928
                                                                            ------------
    MANUFACTURED HOUSING (3.9%)
      Green Tree Financial
        Series 1994-2, Class A5
          8.30%, 5/15/19.................................     1,115,000        1,207,319
      Oakwood Mortgage Investments
        Series 1994-A, Class A3
          9.10%, 2/15/15.................................     2,000,000        2,111,820
                                                                            ------------
                                                                               3,319,139
                                                                            ------------

        Total Asset-Backed Securities....................                     13,686,657
                                                                            ------------

RELATED PARTY MONEY MARKET FUND (2.6%)
      First American Prime Obligations Fund (I)..........     2,203,835        2,203,835
                                                                            ------------

        Total Related Party Money Market Fund............                      2,203,835
                                                                            ------------

        Total Investments in Securities
          (cost: $109,223,013) (J).......................                   $111,818,700
                                                                            ============

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(B) DELAYED INTEREST (STEP BONDS) - REPRESENTS SECURITIES THAT REMAIN ZERO-COUPON SECURITIES UNTIL A PREDETERMINED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE AND INTEREST BECOMES PAYABLE AT REGULAR INTERVALS. THE INTEREST RATE SHOWN REPRESENTS THE CURRENT YIELD AT
     APRIL 30, 2002, BASED UPON THE ESTIMATED TIMING AND AMOUNT OF FUTURE INTEREST AND PRINCIPAL PAYMENTS.
(C) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, WHICH MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "QUALIFIED INSTITUTIONAL INVESTORS." THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF DIRECTORS.
(D) INTEREST ONLY - REPRESENTS A SECURITY THAT ENTITLES HOLDERS TO RECEIVE ONLY INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL REPAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE AN ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. THE INTEREST RATE SHOWN REPRESENTS THE CURRENT YIELD BASED UPON THE CURRENT COST BASIS, ELIMINATED TIMING, AND AMOUNT OF FUTURE CASH FLOWS.
(E) Z-BOND - REPRESENTS SECURITIES THAT PAY NO INTEREST OR PRINCIPAL DURING THEIR ACCRUAL PERIODS, BUT ACCRUE ADDITIONAL PRINCIPAL AT SPECIFIED RATES. THE INTEREST RATE SHOWN REPRESENTS THE CURRENT YIELD BASED UPON THE CURRENT COST BASIS, ELIMINATED TIMING, AND AMOUNT OF FUTURE CASH FLOWS.
(F) VARIABLE RATE SECURITY - THE RATE SHOWN ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF APRIL 30, 2002.
(G) THESE SECURITIES ARE ILLIQUID AND ARE VALUED USING MARKET QUOTATIONS WHERE READILY AVAILABLE. IN THE ABSENCE OF MARKET QUOTATIONS, THE SECURITIES ARE VALUED BASED UPON THEIR FAIR VALUE DETERMINED UNDER PROCEDURES APPROVED BY THE BOARD OF DIRECTORS. THE TOTAL MARKET VALUE OF THESE ILLIQUID SECURITIES ON APRIL 30, 2002, WAS $124,887, WHICH REPRESENTS 0.1% OF TOTAL NET ASSETS.
(H) ON APRIL 30, 2002, SECURITIES VALUED AT $27,427,673 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                   NAME OF
                                                                   BROKER
                    ACQUISTION                      ACCRUED    AND DESCRIPTION
        AMOUNT         DATE      RATE*     DUE      INTEREST    OF COLLATERAL
      -----------   -----------  -----   --------   --------   ---------------
      $ 9,462,018       4/19/01  4.60%    4/19/03   $14,509          (1)
        3,221,260       3/22/02  2.10%    6/21/02     7,194          (2)
        2,129,000       3/19/02  1.97%    6/19/02     5,010          (3)
        4,639,000        5/8/01  1.93%     5/8/02    20,642          (4)
        2,957,000      11/13/01  1.95%    5/13/02    27,069          (5)
        4,170,000       3/19/02  1.97%    6/19/02     9,812          (6)
      -----------                                   -------
      $26,578,278                                   $84,236
      ===========                                   =======

    * INTEREST RATE AS OF APRIL 30, 2002. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

    NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
              (1) MORGAN STANLEY DEAN WITTER;
                 FNMA, 6.00%, 5/1/29, $4,172,110 PAR
                 FNMA, 7.00%, 8/1/29, $2,742,502 PAR
                 FNMA, 6.50%, 5/1/31, $2,420,525 PAR
              (2) MORGAN STANLEY DEAN WITTER;
                 GE CMS 1994-6, 6.50%, 9/25/22, $1,849,030 PAR
                 WAMU 1999 WM2, 7.00%, 11/19/14, $1,133,819 PAR
              (3) GOLDMAN SACHS;
                 GNMA, 7.50%, 12/15/30, $2,005,982 PAR
              (4) GOLDMAN SACHS;
                 GNMA, 7.63%, 12/20/22, $1,579,396 PAR
                 PRUDENTIAL 1993-27 M, 7.50%, 5/25/23, $1,680,151 PAR
                 PRUDENTIAL 1993-22 M, 7.00%, 7/25/23, $2,515,697 PAR
              (5) GOLDMAN SACHS;
                 FHLMC, 7.00%, 12/1/14, $827,067 PAR
                 GNMA, 7.00%, 4/15/24, $1,597,461 PAR
              (6) GOLDMAN SACHS;
                 GNMA, 7.00%, 12/15/08, $1,401,591 PAR
                 FHLMC, 9.50%, 12/1/09, $641,577 PAR
                 FNMA, 6.00%, 12/1/13, $2,159,638 PAR

(I) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT, INC., WHICH ALSO SERVES AS ADVISOR FOR THIS FUND. SEE ALSO THE NOTES TO FINANCIAL STATEMENTS.
(J) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION.......  $ 4,413,627
      GROSS UNREALIZED DEPRECIATION.......   (1,817,940)
                                            -----------
                                            $ 2,595,687
                                            ===========

 CMO    --   COLLATERALIZED MORTGAGE OBLIGATION
 FHLMC  --   FEDERAL HOME LOAN MORTGAGE CORPORATION
 FNMA   --   FEDERAL NATIONAL MORTGAGE ASSOCIATION
 GNMA   --   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 REMIC  --   REAL ESTATE MORTGAGE INVESTMENT CONDUIT

--------------------------------------------------------------------------------

               15  2002 Semiannual Report - American Income Fund

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

BOARD OF DIRECTORS

ROGER GIBSON
Director of American Income Fund, Inc.
Vice President of North America-Mountain Region for United Airlines

ANDREW HUNTER III
Director of American Income Fund, Inc.
Chairman of Hunter, Keith Industries, Inc.

LEONARD KEDROWSKI
Director of American Income Fund, Inc.
Owner and President of Executive Management Consulting, Inc.

JOHN MURPHY JR.
Director of American Income Fund, Inc.
Executive Vice President of U.S. Bancorp

RICHARD RIEDERER
Director of American Income Fund, Inc.
Retired; former President and Chief Executive Officer of Weirton Steel

JOSEPH STRAUSS
Director of American Income Fund, Inc.
Former Chairman of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

VIRGINIA STRINGER
Chairperson of American Income Fund, Inc.
Owner and President of Strategic Management Resources, Inc.

JAMES WADE
Director of American Income Fund, Inc.
Owner and President of Jim Wade Homes

[LOGO]

AMERICAN INCOME FUND, INC.
 2002  SEMIANNUAL REPORT

U.S. Bancorp Asset Management, Inc., is a subsidiary of
U.S. Bank National Association. U.S. Bank National
Association is a separate entity and wholly owned subsidiary of U.S. Bancorp.






[RECYCLED SYMBOL] This document is printed on paper containing 30% postconsumer waste.




6/2002    2172-02   MRF-SAR